LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 0 8

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this First Quarter Report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended March 31, 2008. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for almost four years, and we are pleased with LGI’s defensive net asset value (“NAV”) performance for the first quarter of 2008, and its favorable NAV returns since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2008)

For the first quarter of 2008, the Fund’s NAV performance decreased 7.6%, outperforming the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) loss of 9.1%. In addition, the Fund’s since inception annualized NAV return of 11.5% through March 31, 2008 outperformed the Index return of 9.9%. Shares of LGI ended the first quarter of 2008 with a market price of $19.30, representing a 13.1% discount to the Fund’s NAV of $22.20. The Fund’s net assets were $213.3 million as of March 31, 2008, with total leveraged assets of $289.3 million, representing 26.3% leverage.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. First quarter performance benefited from stock selection in the financials, health care, and information technology sectors, and within the United States and Switzerland, while returns were hurt by stock selection in the consumer staples sector. After a very strong year in 2007, the smaller, short-duration1 emerging market currency and debt portion of the Fund added value in the first quarter. This portfolio has been a meaningful positive contributor to performance for the Fund since inception.

Given the recent turmoil with respect to auction rate securities and closed-end funds, we would like to remind our investors that the Fund does not leverage the portfolio through the issuance of auction rate securities. Although the Fund employs leverage as part of its investment strategy, the leverage is achieved without relying on these types of securities.

As of March 31, 2008, 70.0% of the Fund’s total leveraged assets consisted of global equities and 28.8% consisted of emerging market currency and debt instruments, while the remaining 1.2% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has approved a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock for each month since inception. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the 12 months ended December 31, 2007 totaled $1.6612 per share. There was no return of capital in 2007, and the Fund has not returned capital to investors since its inception. The $1.6612 distribution represents a market yield of 8.6% (including distributed capital gains), based on the share price of $19.30 at the close of NYSE trading on March 31, 2008.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(70.0% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2008, 47.0% of these stocks were based in North America, 26.3% were based in Continental Europe (not including the United Kingdom), 19.1% were from the United Kingdom, and 7.6% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, were financials (23.0%), which includes banks, insurance companies, and financial services companies, and information technology (17.5%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio included consumer discretionary, consumer staples, energy, health care, industrials, telecommunication services, materials, and utilities. The average dividend yield on the global equity portfolio was approximately 2.8% as of March 31, 2008.

Global Equity Markets Review
Global stocks experienced significant volatility during the first quarter of 2008, amid cycles of optimism and pessimism concerning the status of the global economy. In the United States, disappointing economic data, including a slowdown in consumer spending and continued deterioration of the housing markets, further weakened the outlook for economic growth. These factors contributed to the first quarter of 2008 being one of the worst starts to a year since 2001. Despite the U.S. Federal Reserve’s (the “Fed”) efforts to mitigate liquidity concerns within the financials sector, the sector continued to weaken, as highlighted by the continuing billion dollar write-offs by many of the largest U.S. financial institutions arising from poorly timed investments in asset-backed securities and mortgage-backed securities. As a result, the Fed became more aggressive and cut the federal funds rate by 200 basis points during the quarter. It also, for the first time in recent history, extended its lending facilities to non-bank financial institutions. In contrast, the European Central Bank and the Bank of England refused to follow the U.S. rate cuts, as they were concerned over inflationary pressures. The U.S. dollar continued to slide against major world currencies, which in turn pushed prices of commodities higher, and the price of oil reached $110 per barrel. From a sector perspective, the defensive consumer staples sector was the top performer. Conversely, the telecom services and information technology sectors were hardest hit. European phone operators were particularly weak due to negative operating outlooks and fears of intensified market competition. Information technology stocks were also weak due to concern over slowing technology spending by corporations. Regionally, all major markets declined, while the U.S. market, in local terms, modestly outperformed the rest of the world.

What Helped and What Hurt LGI
During the first quarter, the Fund benefited from stock selection in health care. Shares of Swiss pharmaceutical maker Roche rose after reporting strong earnings for 2007. The approval from the U.S. Food and Drug Administration to sell its drug, Avastin, to treat breast cancer, further boosted the shares. The Fund also benefited from stock selection within the financials sector. Notably, Zurich Financial Services outperformed as a

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

result of its largely sidestepping the troubles arising from the collapse of the subprime mortgage market. Performance was also aided by the overweight exposure to the consumer staples sector. In addition, the portfolio lacked exposure to the more cyclical stocks in the industrials sector, which performed well on expectations of continued growth in emerging markets. Stock selection in the energy sector hurt performance, as BP, our large integrated energy holding, lagged the gains of smaller companies whose earnings were more sensitive to the rising price of oil.

Emerging Market Currency and Debt Portfolio
(28.8% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2008, this portfolio consisted primarily of forward currency contracts (55.0%) and a smaller allocation to sovereign debt obligations (34.5%) and structured notes (10.5%) . The average duration of the emerging market currency and debt portfolio was approximately 8.8 months, as of March 31, with an average yield of 8.0%.2

Emerging Market Currency and Debt Market Review
With emerging market growth and domestic demand engines still exhibiting strength, inflation concerns continued to occupy many emerging market central banks. Unlike most developed economies, which face rising input costs, the forces driving emerging market inflation are diverse. Rising price pressures in emerging markets are driven both by structural forces (i.e., demand-driven food and energy imports) as well as supply shocks (i.e., failed harvests). This is an increasingly important dynamic in emerging markets that central bank policy must now aggressively tackle. Food inflation disproportionately affects the poorest citizens, and food and energy prices are heavily weighted in emerging markets consumer price index (CPI) baskets. The massive accumulation of foreign exchange (FX) reserves into emerging market central bank coffers in recent years certainly has not helped. We believe that the ongoing emerging markets central bank tightening, via rate hikes or through strengthening currencies in the surplus economies, may benefit the portfolio in the period ahead. We have generally favored exposures to countries with strong, sustainable growth, supportive balance of payments positions, and domestic central bank responsiveness to country-specific risk factors (i.e., imported food/energy prices, political instability and wage growth).

What Helped and What Hurt LGI
Eastern European positions, particularly in Poland, Slovakia, and Hungary, contributed to returns, despite modest weightings. Strong retail sales in Poland and Slovakia, solid export growth across all three countries (given substantial trade linkages with the Eurozone, not the United States) and upward inflation pressures prompted expectations of continued monetary tightening through the interest rate and/or currency channels. Latin American markets also contributed to return, mostly from FX and local debt positions in Peru, Colombia, and Brazil. Returns from Peru and Colombia were amongst the highest within emerging markets. In Peru, the sol rallied from buoyant commodity export inflows, while Colombian local markets benefited from ongoing central bank tightening in response to rising inflation. Positions in Africa helped performance, mostly from Egyptian T-Bill holdings and positions in Nigeria. These two countries are consistently providing positive quarterly returns, and have low correlation to other portfolio positions. Reductions in Tanzania and Uganda ahead of seasonal weakness in the first quarter preserved capital, while tactical Zambian activity added value too. We avoided South Africa, which was the loss-leading country. In Asia, performance was helped by local-market positions in Malaysia, Indonesia, and Singapore. Outsized quarterly returns from Israel also contributed. Conversely, the portfolio was hurt by sizeable exposure to Turkish FX and local debt. Heightened global risk aversion, related to U.S. banking system woes, negatively impacted assets of countries with large external financing requirements, such as Turkey, while its high risk premium provided insufficient cushion, exacerbated

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

by the simultaneous rise in domestic political tension. A lack of exposure to Romania, the Czech Republic, and Taiwan limited returns, as did long positions in India, the Philippines, and a smaller weighting in South Korea. In Latin America, a lack of exposure to Chile limited returns.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

LGI at Market Price	$13,002
LGI at Net Asset Value	15,311
MSCI World Index	14,488

Average Annual Total Returns*
Periods Ended March 31, 2008
(unaudited)

	One	Since
	Year	Inception**
Market Price	(6.16)%	6.96%
Net Asset Value	1.12	11.46
MSCI World Index	(3.25)	9.90

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2008 (unaudited)

		Percentage of
Security	Value	Net Assets
International Business Machines Corp.	$9,291,798	4.36%
Microsoft Corp.	9,263,232	4.34
Exxon Mobil Corp.	8,889,358	4.17
Diageo PLC Sponsored ADR	8,221,452	3.86
Oracle Corp.	7,818,132	3.67
Johnson & Johnson	6,765,941	3.17
Heineken NV ADR	6,508,560	3.05
JPMorgan Chase & Co.	6,395,083	3.00
HSBC Holdings PLC Sponsored ADR	6,279,490	2.94
Singapore Telecommunications, Ltd. ADR	6,141,550	2.88

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
March 31, 2008 (unaudited)

Description	Shares	Value
Common Stocks—94.9%
Finland—2.9%
Nokia Oyj Sponsored ADR (c)	192,800	$6,136,824

France—7.2%
Sanofi-Aventis ADR	105,200	3,949,208
Societe Generale Sponsored ADR	72,000	1,411,200
Suez SA Sponsored ADR	79,600	5,221,760
Total SA Sponsored ADR	64,000	4,736,640
Total France		15,318,808

Ireland—1.8%
CRH PLC Sponsored ADR	98,300	3,769,805

Italy—1.1%
Eni SpA Sponsored ADR	36,350	2,475,799

Japan—7.3%
Canon, Inc. Sponsored ADR	44,700	2,072,739
Hoya Corp. Sponsored ADR	73,500	1,701,525
Mitsubishi UFJ Financial Group, Inc.
ADR	528,000	4,593,600
Nomura Holdings, Inc. ADR	332,600	4,998,978
Sumitomo Mitsui Financial Group,
Inc. ADR	321,200	2,119,920
Total Japan		15,486,762

Netherlands—3.0%
Heineken NV ADR	225,600	6,508,560

Singapore—2.9%
Singapore Telecommunications,
Ltd. ADR	217,400	6,141,550

Sweden—0.6%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	61,900	1,216,335

Switzerland—10.1%
Credit Suisse Group Sponsored ADR	73,400	3,734,592
Nestle SA Sponsored ADR (c)	34,400	4,300,000
Novartis AG ADR	78,900	4,042,047
Roche Holding AG Sponsored ADR	46,200	4,358,970
UBS AG (c)	75,900	2,185,920
Zurich Financial Services AG ADR	92,500	2,904,500
Total Switzerland		21,526,029

United Kingdom—18.1%
Barclays PLC Sponsored ADR	67,800	2,454,360
BP PLC Sponsored ADR	69,600	4,221,240
Cadbury Schweppes PLC Sponsored
ADR	112,700	4,983,594
Diageo PLC Sponsored ADR (c)	101,100	8,221,452
GlaxoSmithKline PLC Sponsored
ADR	80,200	3,402,886
HSBC Holdings PLC Sponsored
ADR	76,300	6,279,490
Tesco PLC Sponsored ADR	153,200	3,447,000
Vodafone Group PLC Sponsored
ADR (c)	191,712	5,657,421
Total United Kingdom		38,667,443

United States—39.9%
Bank of America Corp. (c)	138,200	5,239,162
Bank of New York Mellon Corp.	103,600	4,323,228
Bristol-Myers Squibb Co.	92,600	1,972,380
Cisco Systems, Inc. (a), (c)	220,400	5,309,436
ConocoPhillips	32,900	2,507,309
Exxon Mobil Corp.	105,100	8,889,358
General Electric Co. (c)	116,300	4,304,263
International Business Machines
Corp.	80,700	9,291,798
Johnson & Johnson (c)	104,300	6,765,941
JPMorgan Chase & Co. (c)	148,896	6,395,083
Microsoft Corp.	326,400	9,263,232
Oracle Corp. (a), (c)	399,700	7,818,132
The Home Depot, Inc.	165,500	4,629,035
United Technologies Corp. (c)	68,900	4,741,698
Wyeth	88,900	3,712,464
Total United States		85,162,519

Total Common Stocks
(Identified cost $175,918,523)		202,410,434

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—13.9%

Brazil—0.7%
Brazil NTN-F,
10.00%, 07/01/10	2,641	$1,414,886

Egypt—3.8%
Egypt Treasury Bills:
0.00%, 04/15/08	2,825	517,048
0.00%, 05/13/08	2,750	500,681
0.00%, 05/27/08	7,450	1,352,835
0.00%, 06/10/08	2,050	371,286
0.00%, 06/17/08	21,800	3,943,146
0.00%, 06/24/08	2,400	433,544
0.00%, 07/08/08	4,925	885,112
Total Egypt		8,003,652

Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/30/10	420	422,675
14.00%, 03/07/11	310	311,933
Total Ghana		734,608

Hungary—1.5%
Hungarian Government Bonds:
6.25%, 08/24/10	407,100	2,283,790
6.00%, 10/12/11	162,900	880,673
Total Hungary		3,164,463

Mexico—0.6%
Mexican Bonos,
9.00%, 12/20/12	13,145	1,314,284

Peru—2.6%
Peruvian Certificates of Deposit:
0.00%, 04/11/08	2,100	763,541
0.00%, 05/02/08	5,800	2,103,885
0.00%, 06/06/08	3,700	1,336,793
0.00%, 07/03/08	3,600	1,296,615
Total Peru		5,500,834

Turkey—4.4%
Turkish Government Bonds:
0.00%, 02/04/09	4,227	2,742,058
0.00%, 05/06/09	2,011	1,249,814
0.00%, 08/05/09	988	587,846
14.00%, 01/19/11	6,170	4,293,173
16.00%, 03/07/12	743	525,663
Total Turkey		9,398,554

Total Foreign Government
Obligations
(Identified cost $29,523,348)		29,531,281

Structured Notes—3.7%

Brazil—2.1%
Citigroup Funding, Inc. Brazil
Inflation-Indexed Currency and
Credit Linked Unsecured Notes
NTN-B:
7.90%, 05/18/09 (e)	927	1,324,289
8.25%, 08/17/10 (e)	1,029	1,433,864
7.85%, 05/18/15:
Series LTCLN0335 (e)	989	1,356,850
Series LTCLN0948 (e)	365	425,146
Total Brazil		4,540,149

Colombia—1.6%
Citigroup Funding, Inc. Colombia
TES Credit Linked Unsecured Note,
11.34%, 04/27/12 (e)	397	559,619
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
11.48%, 11/14/10 (e)	1,200	1,245,840
12.48%, 03/05/15 (e)	1,638	1,605,568
Total Colombia		3,411,027

Total Structured Notes
(Identified cost $6,528,192)		7,951,176

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—0.4%
State Street Bank and Trust Co.,
0.80%, 04/01/08
(Dated 03/31/08, collateralized by
$855,000 United States Treasury
Note and Bond, 2.00%, 01/15/16-
01/15/26, with a value of $951,709)
Proceeds of $927,021
(Identified cost $927,000) (c)	$927	$927,000

Total Investments—112.9%
(Identified cost $212,897,063) (b)		240,819,891
Liabilities in Excess of Cash and
Other Assets—(12.9)%		(27,555,187)
Net Assets—100.0%		$213,264,704

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	04/14/08	4,857,005	$1,326,000	$1,324,264	$—	$1,736
AED	04/23/08	3,000,000	822,594	818,654	—	3,940
AED	05/27/08	8,170,000	2,240,812	2,237,079	—	3,733
AED	06/26/08	3,445,000	947,470	945,589	—	1,881
ARS	04/04/08	3,739,788	1,179,001	1,179,791	790	—
ARS	04/15/08	1,936,249	614,000	609,996	—	4,004
ARS	04/17/08	3,442,077	1,086,000	1,084,123	—	1,877
ARS	04/25/08	1,509,456	472,001	474,951	2,950	—
ARS	05/19/08	3,757,820	1,178,001	1,179,167	1,166	—
ARS	08/06/08	2,789,648	863,001	866,475	3,474	—
BRL	04/04/08	1,257,164	673,001	715,895	42,894	—
BRL	04/04/08	165,299	94,000	94,130	130	—
BRL	06/18/08	3,839,076	2,091,000	2,154,630	63,630	—
BRL	09/15/08	1,174,095	669,000	645,495	—	23,505
COP	04/11/08	1,012,475,000	500,000	551,773	51,773	—
COP	04/25/08	978,508,000	532,666	531,639	—	1,027
GHC	04/18/08	245,000	246,281	246,884	603	—
GHC	04/28/08	587,000	591,853	589,987	—	1,866
GHC	06/20/08	416,015	413,000	412,243	—	757
GHC	07/11/08	234,320	232,000	230,908	—	1,092
GHC	07/21/08	702,563	718,000	690,503	—	27,497
GHC	09/29/08	538,000	520,813	519,113	—	1,700
HUF	04/14/08	267,489,435	1,473,000	1,616,812	143,812	—
IDR	04/11/08	7,939,935,000	873,000	861,795	—	11,205
IDR	04/11/08	7,883,902,000	859,000	855,713	—	3,287
IDR	04/24/08	6,420,015,000	687,000	696,088	9,088	—
ILS	06/11/08	4,726,500	1,150,000	1,339,333	189,333	—
ILS	07/07/08	5,290,992	1,267,000	1,498,068	231,068	—
INR	04/21/08	40,971,000	1,007,401	1,019,056	11,655	—
INR	04/22/08	12,028,770	299,000	299,157	157	—
INR	04/24/08	41,299,135	1,010,500	1,026,907	16,407	—
INR	04/25/08	41,299,135	1,010,500	1,026,804	16,304	—
INR	07/10/08	75,964,800	1,930,000	1,879,283	—	50,717
KRW	04/21/08	1,036,731,200	1,018,000	1,047,351	29,351	—
KRW	04/21/08	1,143,420,000	1,140,000	1,155,133	15,133	—
KWD	04/28/08	675,779	2,541,000	2,549,276	8,276	—
KWD	06/19/08	182,938	694,000	693,084	—	916
MYR	04/07/08	1,585,950	485,000	495,804	10,804	—
MYR	04/09/08	1,755,494	538,000	548,795	10,795	—
MYR	04/14/08	2,860,000	880,000	894,032	14,032	—
MYR	04/28/08	3,142,000	979,121	982,035	2,914	—
MYR	04/30/08	1,676,000	523,750	523,824	74	—
MYR	05/20/08	3,250,280	979,000	1,015,497	36,497	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
NGN	04/07/08	52,480,800	$444,000	$447,654	$3,654	$—
NGN	05/12/08	128,454,000	1,084,000	1,088,019	4,019	—
NGN	07/07/08	52,791,600	444,000	438,920	—	5,080
NGN	07/08/08	128,007,000	1,070,507	1,064,276	—	6,231
NGN	07/14/08	161,963,000	1,353,300	1,346,593	—	6,707
NGN	09/08/08	58,177,000	486,347	483,695	—	2,652
PEN	04/02/08	1,493,952	502,000	544,006	42,006	—
PEN	04/02/08	516,701	184,899	188,151	3,252	—
PEN	04/03/08	1,543,640	518,000	562,180	44,180	—
PEN	04/03/08	5,279,165	1,889,600	1,922,626	33,026	—
PEN	05/19/08	3,450,840	1,158,000	1,265,203	107,203	—
PEN	05/23/08	3,440,865	1,146,000	1,262,286	116,286	—
PEN	05/30/08	3,445,943	1,155,000	1,265,448	110,448	—
PEN	03/03/09	2,749,120	968,000	1,024,334	56,334	—
PHP	04/14/08	6,908,000	167,062	165,173	—	1,889
PHP	04/22/08	11,220,300	274,000	268,089	—	5,911
PHP	05/27/08	67,466,660	1,654,000	1,606,610	—	47,390
PHP	06/19/08	46,306,000	1,096,000	1,100,441	4,441	—
PLN	06/25/08	6,107,158	2,686,000	2,723,745	37,745	—
RUB	04/11/08	54,341,483	2,187,000	2,310,614	123,614	—
RUB	04/28/08	77,601,780	3,144,000	3,294,916	150,916	—
RUB	05/23/08	58,377,000	2,277,238	2,473,164	195,926	—
RUB	09/19/08	21,264,250	725,000	891,484	166,484	—
RUB	03/16/09	11,377,905	462,000	466,642	4,642	—
SGD	06/26/08	1,480,294	1,074,000	1,079,023	5,023	—
SKK	04/22/08	23,245,931	1,005,319	1,128,595	123,276	—
SKK	04/28/08	13,072,400	617,244	634,546	17,302	—
SKK	05/27/08	27,407,613	1,294,115	1,328,822	34,707	—
SKK	05/27/08	25,354,400	1,145,651	1,229,275	83,624	—
SKK	06/25/08	20,407,725	975,000	988,546	13,546	—
TRY	10/10/08	367,808	284,000	256,823	—	27,177
TRY	10/10/08	812,827	621,000	567,558	—	53,442
TRY	10/10/08	3,946,020	2,835,599	2,755,315	—	80,284
TZS	04/16/08	722,085,000	529,000	588,560	59,560	—
TZS	04/16/08	182,286,000	156,000	148,578	—	7,422
TZS	04/21/08	554,182,000	401,000	451,490	50,490	—
TZS	04/30/08	745,327,886	547,230	606,698	59,468	—
TZS	04/30/08	127,074,000	104,847	103,438	—	1,409
TZS	05/27/08	277,669,000	231,700	224,952	—	6,748
TZS	06/11/08	440,778,720	323,000	356,214	33,214	—
UAH	04/14/08	3,838,000	760,000	764,989	4,989	—
UAH	04/29/08	3,363,000	660,059	667,167	7,108	—
UAH	05/19/08	4,496,450	886,000	888,343	2,343	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2008 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
UAH	06/05/08	482,125	$95,000	$94,902	$—	$98
UAH	06/24/08	2,780,000	553,234	544,604	—	8,630
UAH	08/19/08	7,293,970	1,433,000	1,408,296	—	24,704
UAH	08/26/08	3,106,880	608,000	598,783	—	9,217
UAH	08/27/08	3,766,070	737,000	725,640	—	11,360
UAH	08/28/08	2,865,000	561,215	551,881	—	9,334
UAH	09/05/08	1,206,000	235,088	231,832	—	3,256
UAH	09/22/08	2,108,000	412,121	403,459	—	8,662
UAH	10/01/08	2,161,210	425,000	412,699	—	12,301
UGX	05/16/08	448,920,000	261,000	262,230	1,230	—
UGX	05/30/08	410,025,000	231,000	238,664	7,664	—
UGX	07/10/08	427,692,960	244,000	246,566	2,566	—
UGX	07/17/08	460,202,600	260,000	264,667	4,667	—
UGX	08/28/08	249,570,000	141,000	141,480	480	—
UGX	09/02/08	811,053,000	459,000	459,000	—	—
UGX	09/03/08	880,300,000	500,170	498,020	—	2,150
VND	05/02/08	6,166,400,000	376,000	381,005	5,005	—
VND	06/02/08	6,147,600,000	376,000	378,050	2,050	—
VND	07/01/08	6,185,200,000	376,000	378,360	2,360	—
VND	07/01/08	16,249,740,000	1,004,000	994,026	—	9,974
ZMK	04/03/08	737,940,000	196,000	201,491	5,491	—
ZMK	06/03/08	775,950,000	210,000	210,000	—	—
ZMK	01/12/09	1,332,204,570	321,000	335,185	14,185	—
Total Forward Currency Purchase Contracts			$90,896,311	$93,061,177	$2,657,634	$492,768

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2008 (unaudited)

Forward Currency Sale Contracts open at March 31, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	04/04/08	3,739,788	$1,180,861	$1,179,791	$1,070	$—
BRL	06/18/08	2,559,866	1,491,503	1,436,690	54,813	—
BRL	06/18/08	4,611,415	2,651,000	2,588,094	62,906	—
COP	06/09/08	2,403,766,000	1,292,000	1,292,792	—	792
COP	02/27/09	3,293,053,000	1,649,000	1,668,402	—	19,402
EUR	04/22/08	691,000	1,005,319	1,090,094	—	84,775
EUR	04/28/08	727,000	1,121,398	1,146,651	—	25,253
EUR	04/28/08	400,000	617,244	630,895	—	13,651
EUR	05/27/08	839,000	1,294,115	1,321,377	—	27,262
EUR	05/27/08	773,000	1,145,651	1,217,430	—	71,779
EUR	05/27/08	1,960,458	3,067,920	3,087,608	—	19,688
HUF	04/14/08	80,540,192	464,000	486,817	—	22,817
HUF	04/14/08	25,787,250	157,000	155,868	1,132	—
HUF	04/14/08	186,949,243	1,138,199	1,129,995	8,204	—
ILS	06/11/08	4,726,500	1,300,740	1,339,333	—	38,593
ILS	07/07/08	5,290,992	1,454,129	1,498,068	—	43,939
MXN	04/03/08	14,159,107	1,316,000	1,329,866	—	13,866
PEN	04/02/08	2,010,653	688,344	732,156	—	43,812
PEN	04/03/08	3,681,250	1,259,839	1,340,679	—	80,840
PEN	04/03/08	3,141,555	1,095,000	1,144,127	—	49,127
PEN	05/19/08	3,315,358	1,139,298	1,215,530	—	76,232
PEN	05/19/08	9,858,900	3,540,000	3,614,629	—	74,629
PEN	05/23/08	3,053,424	1,049,287	1,120,153	—	70,866
PEN	05/30/08	3,053,424	1,049,287	1,121,304	—	72,017
RUB	04/11/08	37,960,158	1,574,000	1,614,076	—	40,076
RUB	04/11/08	16,381,325	687,136	696,538	—	9,402
RUB	05/23/08	40,012,433	1,577,000	1,695,142	—	118,142
SKK	05/27/08	19,852,800	960,000	962,537	—	2,537
TRY	10/10/08	3,938,000	3,008,403	2,749,715	258,688	—
TRY	10/10/08	1,188,656	929,000	829,981	99,019	—
TRY	10/10/08	3,217,379	2,312,000	2,246,540	65,460	—
TZS	04/14/08	534,131,250	452,654	435,445	17,209	—
TZS	04/21/08	382,091,000	326,295	311,288	15,007	—
TZS	06/11/08	440,778,720	333,936	356,214	—	22,278
UAH	08/28/08	629,760	123,000	121,310	1,690	—
ZMK	04/03/08	737,940,000	202,175	201,491	684	—
Total Forward Currency Sale Contracts			$44,652,733	$45,108,626	585,882	1,041,775

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$3,243,516	$1,534,543

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2008 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $212,897,063, aggregate gross unrealized appreciation was $40,079,286, aggregate gross unrealized depreciation was $12,156,458, and the net unrealized appreciation was $27,922,828.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2008, these securities amounted to 3.7% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of March 31, 2008.

Security Abbreviations:
ADR—American Depositary Receipt
NTN-B—Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F—Brazil Sovereign “Nota do Tesouro Nacional” Series F
TES—Titulos de Tesoreria

Currency Abbreviations:
AED	— United Arab Emirates	MYR	— Malaysian Ringgit
	Dirham	NGN	— Nigerian Naira
ARS	— Argentine Peso	PEN	— Peruvian New Sol
BRL	— Brazilian Real	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
HUF	— Hungarian Forint	SKK	— Slovenska Koruna
IDR	— Indonesian Rupiah	TRY	— New Turkish Lira
ILS	— Israeli Shekel	TZS	— Tanzanian Shilling
INR	— Indian Rupee	UAH	— Ukranian Hryvnia
KRW	— South Korean Won	UGX	— Ugandan Shilling
KWD	— Kuwaiti Dinar	VND	— Vietnamese Dong
MXN	— Mexican Peso	ZMK	— Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco.	6.9%
Banking	14.1
Computer Software	8.0
Drugs	10.1
Electric	2.4
Energy Integrated	10.6
Financial Services	6.4
Food & Beverages	4.4
Housing	1.8
Insurance	1.4
Manufacturing	4.2
Medical Products	3.2
Retail	3.8
Semiconductors & Components	1.8
Technology	4.4
Technology Hardware	5.9
Telecommunications	5.5
Subtotal	94.9
Foreign Government Obligations	13.9
Structured Notes	3.7
Repurchase Agreement	0.4
Total Investments	112.9%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2008 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable, such securities will be value at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurement:

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2008 (unaudited)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2008:

	Lazard Global Total Return &
	Income Fund, Inc.
		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$202,410,434	$—
Level 2	29,723,673	1,708,973
Level 3	8,685,784	—
Total	$240,819,891	$1,708,973

*

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Lazard Global Total Return &
	Income Fund, Inc.
		Other
	Investments	Financial
	in Securities	Instruments
Balance as of 12/31/07	$6,486,430	$—
Accrued discounts/
premiums	1,481	—
Realized gain (loss)*	—	—
Change in unrealized
appreciation/depreciation	239,814	—
Net purchases (sales)	1,958,059	—
Net transfers in and/or
out of Level 3	—	—
Balance as of 3/31/08	$8,685,784	$—
Net change in unrealized
appreciation/depreciation
from Investments still
held as of 3/31/08	$239,814	$—

*	The realized gain (loss) recognized during the period ended 3/31/08 for other financial instruments was $0.

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:

Class I — Directors with Term Expiring in 2009
Independent Directors:

Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee,
Adelphi University

Robert M. Solmson (60)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis

Interested Director:

Charles Carroll (47)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager

Class II – Directors with Term Expiring in 2010
Independent Directors:

Kenneth S. Davidson (63)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London

Nancy A. Eckl (45)	Director	Former Vice President, Trust Invesments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds,
TIAA-CREF Life Funds and TIAA Separate Account VA-I

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center

Class III – Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (64)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain
Interested Director:

Ashish Bhutani (48)	Director	Chief Executive Officer of the Investment Manager

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Investment Company Act of 1940 that is advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:

Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager

Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager

David A. Kurzweil (33)	Assistant Secretary	Senior Vice President of the Investment Manager

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com
This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.